 Plandaí Biotechnology Inc.

“Unlocking Nature’s Secrets”™

•  Safe Harbor

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  This presentation is not intended for general solicitation and is neither an offer to sell, nor solicitation of offers to buy securities. The information contained herein has been prepared to assist interested parties in making their evaluation of the Company and does not purport to contain all of the information that a party may desire. In all cases, interested parties should conduct and rely on their own investigation and analysis of the Company and the data set forth herein. No part of these pages, either text or image may be used for any purpose other than personal use. Therefore, reproduction, modification, storage in a retrieval system or retransmission, in any form or by any means, electronic, mechanical, or otherwise, for reasons other than personal use, is strictly prohibited without the Company’s prior written permission.

•  Disclaimer

The information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Company’s securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  The securities will not be and have not been registered under the Securities Act or the securities or blue sky laws of any state and, unless registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.   This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

•  Copyright and Trademark

All information contained in this presentation is the confidential, proprietary and trade secret information of Plandaí Biotechnology Inc and cannot be disclosed, reproduced or distributed without the prior written consent.

All Rights Reserved

The Company

•  Plandaí Biotechnology Inc. manufactures highly bioavailable extracts from live plant materials.

•  Financing provided by $13million loan from the Land Bank of South Africa, secured and funded – May 2012

•  Plandaí control has notarial leases on an existing tea estate and other farms totaling more than 8500 acres (Tea/Timber/Avocados)

•  Patent-pending processing technology

•  Company implementing aggressive marketing strategy

•  Trademark products: Phytofare™

•  Focusing on finished product manufactures and distributors

•  Management team with 50 years combined experience in the public arena (Fortune 500 & Privately held companies)

What is Phytofare™

•  Super Green Tea

•  Highly Bioavailable (60-80%) extract from live plant materials

•  Proprietary extract providing up to 8x more absorption of antioxidants than any other product

•  Main focus – Total catechin extract from green tea

•  R&D – Carotenoids from tomatoes/Bio-flavanoids from citrus

•  Extact market valued at $20 Billion and growing at 14%/annum

•  Phytofare™ extract – opaque/odorless and completely water soluble

Benefits

•  Anti-oxidative and anti-aging effects

•  Immune system enhancing effects

•  Anti-microbial effects and cold prevention

•  Controlling high blood sugar levels

•  Controlling high blood pressure

•  Controlling cholesterol

•  Weight management

Malaria

Malaria vaccines are formulated to eliminate the mosquito parasite after it has entered the red blood cells.

Green tea extracts has been shown to:

 • Contain the mosquito parasite transporter before it enters the red blood cells

Furthermore our extract has:

 • Antioxidants naturally extracted from live green tea leaf

 • No toxicity issue and side effects

 • High bioavailability with efficient efficacy

 • Low dosage addressing affordability to the masses

 • Proven published independent scientific in-vitro and animal model studies.

Subsidiaries (% owned)

 • Dunn Roman Holdings – Africa: Holding company (81% owned by Plandaí)

 • Breakwood Trading 22 (Pty) Ltd (74% owned by Dunn Roman)

 • Green Gold Biotechnology (Pty) Ltd (74% owned by Dunn Roman)

Corporate Structure

Dunn Roman Holdings (Pty) Ltd

 • Licensee in Africa for the proprietary processing technology

 • Holder of the notarial leases (49 years renewable) – 8500 Acres ( existing Tea/Timber/Avocado)

 • Majority shareholder in both subsidiaries

Breakwood Trading 22 (Pty) Ltd

 • Farming arm of the holding company

 • Approx. 2500 acres of land earmarked for tea

 • Job creation for up to 500 employees

 • Opportunities for community up-liftment through training and education

 • Proprietary tea farming technology

Green Gold Biotechnology (Pty) Ltd

 • Proprietary processing and extraction technology

 • First of its kind in the world

 • HACCP certified

 • MCC certified

Business Model

Road Map 2012-2013

Management Team

•  Roger Duffield-President & CEO

Roger Duffield has a significant background in the development   and management of start-ups, private and public companies, especially in the United States, Europe and South Africa. He was awarded two honorary Russian doctorates in Natural Sciences from the University of Moscow and Novosibirsk. In 2001 the Foundation for International Services, California recognized a degree in BSc. Chemical Engineering.

•  Callum Baylis-Duffield – Vice President

Callum Baylis-Duffield is a graduate in International Business with French (BA Hons) from the University of the West of England. From 2007-2010, he was employed by Johnson and Johnson UK as a marketing & sales manager of a proprietary surgical device. He has been involved with the research and development of the Plandaí’s proprietary emulsions since 2004 and has worked extensively with the USA scientific team.

•  Andrew Loughor-Clarke – Estate Manager (South Africa)

Andrew has been working in agriculture his whole life ranging from his family farms in South Africa to working for Outspan in London. He brings with him over 50 years  experience of farming in South Africa as well as being tri – lingual.

Scientific Advisory Board

•  Dr Tom Matula – Chairman of the Scientific Board

Dr. Matula is a world-renowned scientist and entrepreneur with expertise in medical and industrial applications of ultrasound. Dr. Matula is an author of about 40 peer-reviewed publications, and has several patents in the medical devices landscape.

•  Dr Ming Hu

Dr.Ming Hu, Ph.D. is a professor of pharmaceutics at the University of Houston. He is an expert in the intestinal absorption and metabolisms of drugs, natural chemicals and dietary ingredients.  Dr. Hu has conceptualized the “Enteric Recycling” as a process of xenobiotic disposition, and proposed the “Revolving Door” theory to understand the coupling between conjugating enzyme and efflux transporters.

•  Dr. Volker Böhm Ph.D

Dr. Volker Böhm gained his PhD in Food Science at Münster University has a double qualification in Food Science and Human Nutrition. He is world renowned for his specific expertise in the broad field of secondary plant products (carotenoids/ polyphenols) and is especially known for human intervention studies, isomer specific HPLC of carotenoids and the determination of antioxidant activity/capacity of single compounds as well as food and plasma extracts.

Financial Pro Forma – consolidated

Financial Pro-Forma Consolidated
In US Dollars	Financial Year 2013	Financial Year 2014	Financial Year 2015	Financial Year 2016	Financial Year 2017	TOTAL
120 Tonnes@$400/kg		120 Tonnes@$500/kg	135 Tonnes @ $500/kg	180 Tonnes @ $500/kg	180 Tonnes @ $600/kg	735 Tonnes:avg $500/kg
REVENUE	48,000,000.00	60,000,000.00	67,500,000.00	90,000,000.00	108,000,000.00
TOTAL REVENUE	48,000,000.00	60,000,000.00	67,500,000.00	90,000,000.00	108,000,000.00	373,500,000.00
COGS ($40/kg extract)	4,800,000.00	5,280,000.00	6,534,000.00	9,583,200.00	10,540,800.00	36,738,000.00
TOTAL COGS	4,800,000.00	5,280,000.00	6,534,000.00	9,583,200.00	10,540,800.00	36,738,000.00
Sales (10% Revenue)	4,800,000.00	6,000,000.00	6,750,000.00	9,000,000.00	10,800,000.00	37,350,000.00
G&A (20% Revenue)	9,600,000.00	12,000,000.00	13,500,000.00	18,000,000.00	21,600,000.00	74,700,000.00
Research & Development (10% Revenue)	4,800,000.00	6,000,000.00	6,750,000.00	9,000,000.00	10,800,000.00	37,350,000.00
TOTAL SG&A/R&D	19,200,000.00	29,280,000.00	33,534,000.00	45,583,200.00	53,740,800.00	181,338,000.00
EDITDA	28,800,000.00	30,720,000.00	33,966,000.00	44,416,800.00	54,259,200.00	192,162,000.00
Taxes (25%)	7,200,000.00	7,680,000.00	8,491,500.00	11,104,200.00	13,564,800.00	48,040,500.00
Net Profit	21,600,000.00	23,040,000.00	25,474,500.00	33,312,600.00	40,694,400.00	144,121,500.00

Capitalization

•  Plandai Biotechnology Inc trades on OTC Bulletin Board: PLPL

•  PLPL Shares

 – Outstanding 101,415,300 (as of 12/31/11)

 – Market Cap 27,382,000

 – Avg. Volume  111,000

Address & Contact details

•  Physical

2226 Eastlake Avenue East, Suite 156

Seattle, WA

98102

USA

•  Email

tim@plandaibiotech.com

•  Telephone

425.466.0212